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                                                                    Exhibit 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Dated:  August 13, 2002         /s/Kenneth I. Moch
                                ------------------------------------------------
                                Kenneth I. Moch
                                President and Chief Executive Officer


Dated:  August 13, 2002         /s/Elizabeth A. O'Dell
                                ------------------------------------------------
                                Elizabeth A. O'Dell
                                Vice President, Finance, Secretary
                                and Treasurer